                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.
                                    Form 8K

                                 CURRENT REPORT

  Pursuant to Section 13 or 15 (d) of the Securities and Exchange Act of 1934

                         Date of Report: June 21, 1995

                         COMPARATOR SYSTEMS CORPORATION

           Colorado                      0-8951               95-3151060
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(State of other jurisdiction           Commission            (IRS Employer
      of incorporation)                File Number       Identification Number)

4350 Von Karman Avenue, Suite 180      Newport Beach, California  92660
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Registrant's telephone number including area code:  (714) 851-4300

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT
         --------------------------------
         (a)  None
         (b)  None

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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              None

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP
         --------------------------
              Not Applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
         ---------------------------------------------
              None

ITEM 5.  OTHER EVENTS
         ------------
     Effective immediately the Company has appointed Mr. Richard E. Floegel as its President and COO. Mr. Floegel, with twenty five years of experience in computer systems and imaging technology, was until May 31, 1995 co-founder and Vice President Operations of Adaptive Information Systems, a Hitachi Group company. Mr. Floegel holds an AEE Degree in Electronics from RCA Institute and a BA Degree in Business from Long Island University. For the previous twelve years the position of President was held by Robert Reed Rogers. Mr. Rogers remains as Chairman of the Board and CEO of the Company.

     As of July 1, 1995, Gregory Armijo will assume the position of Vice President Administration of the Company. He remains Company Secretary. At the same time Donald R. Levering is being promoted to the position of the Company's Vice President Sales.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS
         -------------------------------------
              None

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:       June 21, 1995                    By:       /s/
     ----------------------------               ------------------------------
                                                Gregory Armijo
                                                Corporate Secretary